SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 20, 2000



Nevada                           Luna Medical Technologies, Inc.  98-0207745
(State or other jurisdiction of  (Exact name of registrant as     (I.R.S.
incorporation or organization)   specified in its charter)        Employer
                                                                  Identification
                                                                  No.)


201-2001 McCallum Road, Abbotsford, British Columbia                 V2S 3N4
(Address of principal executive offices)                           (Zip Code)


                                 (866) 896-2633
              (Registrant's telephone number, including area code)


                              Thomas E. Stepp, Jr.
                              Stepp & Beauchamp LLP
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                 (949) 660-9700
                            Facsimile: (949) 660-9010
                                   Page 1 of 3

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ITEM 5. OTHER EVENTS

On October 16, 2000, the Board of Directors of the Registrant accepted the resignation of Mr. Stuart McNeill as President and appointed Dr. James Swanney as President and as a director. Mr. McNeill will remain a director of the Registrant.

Dr. Swanney was an associate medical director with Pfizer Inc. Canada from 1978 to 1979. From 1979 to the present, Dr. Swanney has practiced family medicine in Abbotsford, British Columbia, Canada. Dr. Swanney served as medical director and chairman of Impact Drug and Alcohol Treatment Program from 1989 through 1993 for the treatment and support of substance abuse in adolescents. Dr. Swanney holds a Diploma in Medical Jurisprudence from Glasgow University, Scotland.

Also on October 16, 2000, the Board of Directors of the Registrant appointed Elizabeth A. Findlay as a director of Registrant. Ms. Findlay has been a Registered Nurse since 1976 and currently serves as a Health Programs Manager for the Intensive Care and Telemetry Units, Critical Care staffing and Respiratory Department at the MSA General Hospital in Abbotsford, British Columbia. She is also an active member o the Registered Nurses Association of British Columbia.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTOR

On September 20, 2000, the Registrant accepted the resignation of Gordon McDougall as one of the Registrant's Directors.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

                                            Luna Medical Technologies, Inc.


DATED: October 16, 2000                  By: /s/ Stuart McNeill
                                            ------------------------------
                                            Stuart McNeill, President


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INDEX TO EXHIBITS

(1)     UNDERWRITING AGREEMENT
        Not Applicable.

(2)     PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR
        SUCCESSION
        Not Applicable.

(3)     INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING

(4)     INDENTURES
        Not Applicable.

(16)    LETTER RE: CHANGE IN CERTIFYING ACCOUNTANT
        Not Applicable.

(17)    LETTER RE: DIRECTOR RESIGNATION
        Letter of Resignation of Gordon McDougall dated September 20, 2000.

(20)    OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS
        Not Applicable.

(23)    CONSENTS OF EXPERTS AND COUNSEL
        Not Applicable.

(24)    POWER OF ATTORNEY
        Not Applicable.

(27)    FINANCIAL DATA SCHEDULE
        Not Applicable.

(99)    ADDITIONAL EXHIBITS
        Not Applicable.


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